THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITY UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

HEATWURX, INC.

12% SENIOR SECURED PROMISSORY NOTE

Up to $2,000,000	February 16, 2015

HEATWURX, INC., a Delaware corporation (the “Company” or “Borrower”), for value received, hereby unconditionally promises to pay to JMW FUND, LLC, a Delaware limited liability company (the “Holder”), the aggregate principal amount of all the “Loan Advance(s)” owing to the Holder as set forth in Schedule A hereto, together with accrued and unpaid interest thereon, on the terms and conditions set forth in this 12% Senior Secured Promissory Note (this “Note”).  Each Loan Advance owing to the Holder by the Company, and all payments made on account of principal thereof, shall be recorded by the Holder upon the transfer thereof, endorsed on the grid marked as Schedule A hereto, which is part of this Note; provided, however, that the failure of the Holder to make any such recordation or endorsement shall not affect the obligations of the Company under this Note.  Payment for all amounts due hereunder shall be made by mail or wire to the registered address of the Holder. The performance of the obligations of the Company hereunder are secured by a security agreement and a guaranty agreement of even date herewith, and all other present and future security agreements between the Company and the Holder.

This Note is one of a series of notes in the aggregate principal amount of up to $2,000,000, each on equal footing (pari-passu), of like tenor and ranking without priority over one another (collectively, the “Notes”), made by the Borrower in favor of certain lenders (the “Lenders”), issued by the Borrower pursuant to the terms of a Loan Agreement between the Borrower and the Lenders of even date herewith (the “Loan Agreement”). Any payments made by the Borrower with respect to this Note or any of the other Notes shall be made to each of the Lenders on a pro rata basis in accordance with the aggregate principal and interest owing under each of the Notes then outstanding.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.

Maturity.  The principal hereof and any unpaid accrued interest hereon, as set forth below, regardless of when paid or recorded on Schedule A, shall be due and payable on the earlier to occur of:  (i) August 16, 2015 (the “Maturity Date”); or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below).

2.

Interest.  The principal amount outstanding under this Note shall accrue interest at the rate of TWELVE PERCENT (12%) per annum, commencing on the date set forth in Schedule A for that particular Loan Advance (the “Issuance Date”). Interest will be payable in equal monthly installments on the fifteenth day of each month, commencing on the month following the Issuance Date and ending on the Maturity Date.  If any interest payment remains unpaid in excess of ninety (90) days, and the Holder has not declared the entire principal and unpaid accrued interest due and payable, the interest rate on that amount only will be increased to EIGHTEEN PERCENT (18%) per annum, until the past due interest amount is paid in full. Interest shall be calculated on the basis of a year of 365 days applied to the actual days on which there exists an unpaid balance under this Note. The Principal Amount and all then-accrued and unpaid interest shall be payable on the Maturity Date.  If there occurs an acceleration or prepayment of the Note prior to the Maturity Date in accordance with the terms hereof, all interest due and payable at such time on the principal amount due shall be paid in full.

3.

Manner and Application of Payments. All payments due hereunder shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, in immediately available funds, without offset, deduction or recoupment. Any payment by check or draft shall be subject to the condition that any receipt issued therefore shall be ineffective unless the amount due is actually received by the Holder. Each payment shall be applied first to the payment of any and all costs, fees, and expenses incurred by or payable to the Holder in connection with the collection or enforcement of this Note, second to the payment of all unpaid late charges (if any), third, to the payment of all accrued and unpaid interest hereunder as allocated by Heatwurx in writing as of the date of receipt of the funds, and fourth, to the payment of the unpaid Principal Amount, or in any other manner which the Holder may, in its sole discretion, elect from time to time.

4.

Repayment Extension. If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Delaware are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Note.

5.

Prepayment.  The Borrower shall have the right to prepay this Note in whole or in part, at any time or from time to time, without premium, penalty or prior written notice to the Holder.

6.

Subordination.  The Company covenants and agrees, and the Holder, by such Holder’s acceptance hereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Section, the indebtedness represented by this Note and the payment of the principal of and interest on this Note are hereby expressly made senior to any other indebtedness of the Company.  The Company hereby covenants that to the extent that the Company has other debts outstanding (other than those set forth above), the Company obtain written permission from such creditors to subordinate their debts to that of the Holder.

7.

Events of Default.  If any of the events specified in this Section occur (herein individually referred to as an “Event of Default”), the Holder may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company:

a.

Default in the payment of the principal or unpaid accrued interest of this Note when due and payable;

b.

The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable Federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action;

c.

If, within sixty (60) calendar days after the commencement of an action against the Company, without the consent or acquiescence of the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) calendar days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated;

d.

The Company is a party to any Change of Control Transaction or agrees to sell or dispose of all or in excess of fifty percent (50%) of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction).  For the purpose of this Note, the term “Change of Control Transaction” means the occurrence after the date hereof of any of the following: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company; (ii) the Company merges into or consolidates with any other person or entity, or any person or entity merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than sixty percent (60%) of the aggregate voting power of the Company or the successor entity of such transaction; (iii) the Company or its subsidiary sells or transfers all or substantially all of its assets to another person or entity and the stockholders of the Company or the subsidiary immediately prior to such transaction own less than sixty percent (60%) of the aggregate voting power of the successor entity immediately after the transaction; (iv) a replacement at one time or within a two (2) year period of more than one-half of the members of the Board of Directors of the Company or any subsidiary (the “Board of Directors”) which is not approved by a majority of those individuals who are members of the Board of Directors on the original issue date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof); or (v) the execution by the Company or a subsidiary of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above; or

e.

Any material breach of this Agreement or the Loan Agreement between the parties of even date herewith, as hereafter amended, that remains uncured after notice of breach and failure to timely cure such breach.

8.

The Holder’s Rights Upon Event of Default.  Upon the occurrence and continuance of any Event of Default, the Holder in its sole and absolute discretion will have the right to (i) declare all unpaid interest and principal immediately due and payable and exercise all other legal rights in connection therewith; and (ii) exercise any and all rights and remedies available to it at law, in equity or otherwise.

9.

Remedies Cumulative. Each right, power and remedy of the Holder hereunder shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Holder of any or all such other rights, powers or remedies. No failure or delay by the Holder to insist upon the strict performance of any one or more provisions of this Note or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof or preclude the Holder from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, or other amounts payable on demand, the Holder shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note or other amounts payable on demand, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note.

10.

Restrictions.  The Holder of this Note, by acceptance hereof, both with respect to the Note represents and warrants as follows:

a.

The Note is being acquired for the Holder's own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or any interest therein without registration or other compliance under the Securities Act of 1933 (the “Act”), and the Holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

b.

The Holder hereof has been advised and understands that the Note has not been registered under the Act and the Note must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available; the Company is under no obligation to register the Note under the Act; in the absence of such registration, sale of the Note may be impracticable; the Company or the Company's registrar and transfer agent, if any, will maintain stock transfer orders against registration of transfer of the Note;

c.

The Company may refuse to transfer the Note unless the Holder thereof provides an opinion of legal counsel reasonably satisfactory to the Company or a "no action" or interpretive response from the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note is free from any restrictions under the Act, the Company may refuse to transfer the Note to any transferee who does not furnish in writing to the Company the same representations and agrees to the same conditions with respect to such Note as set forth herein.  The Company may also refuse to transfer the Note if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

11.

Treatment of Note.  To the extent permitted by generally accepted accounting principles, the Company will treat, account, and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with Federal, state or local tax authorities.

12.

Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Note must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iii) upon three (3) business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below.  Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

If to the Holder at:
Richland, JMW, and San Gabriel Funds 4 Richland Place Pasedena, CA 91103
Attention: Justin Yorke
Email Address: justin@mcgrainfinancial.com

If to the Borrower at:
Heatwurx, Inc. 18001 S. Figueroa, Unit F Gardena, CA 90248
Attention: Heather Kearns
Email Address: heather@heatwurx.com

With a copy (which will not constitute notice) to:
The Law Office of Ronald N. Vance & Associates, P.C.
1656 Reunion Avenue, Suite 250
South Jordan, UT 84095
Attention: Ron Vance
Email Address: ron@vancelaw.us

13.

Successors and Assigns; Assignment.  Except as otherwise expressly provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.  Nothing in this Note, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided herein.  The Company may not assign this Note or any of the rights or obligations referenced herein without the prior written consent of the Holder.  The Holder may assign this Note, in whole or in part, without the prior consent of the Company, and any assignee of this Note shall inure to all of the rights of the Holder hereunder.

14.

Waiver of Notice.  The Company hereby waives notice, presentment, demand, protest, and notice of dishonor.

15.

No Stockholder Rights.  Nothing contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

16.

Heading; References.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.  Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

17.

Binding Agreement; Survival.  This Note shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

18.

Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power, or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  All remedies, either under this Note or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

19.

Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Note and that the language used in this Note has been chosen by the parties to express their mutual intent.  Accordingly, no rules of strict construction will be applied against any party with respect to this Note.

20.

Cumulative Rights.  No delay on the part of the Holder in the exercise of any power or right under this Note or under any other instrument executed pursuant to this Note shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

21.

Payments Free of Taxes, Etc.  All payments made by the Company under this Note shall be made by the Company free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions, and withholdings.  In addition, the Company shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance, and enforcement of this Note.  Upon request by the Holder, the Company shall furnish evidence satisfactory to the Holder Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies, and charges have been paid.

22.

Severability.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

23.

Other Interpretive Provisions.  References in the Note to any document, instrument or agreement (a) includes all exhibits, schedules, and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Note refer to this Note as a whole and not to any particular provision of this Note.  The words “include” and “including” and words of similar import when used in this Note shall not be construed to be limiting or exclusive.

24.

No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

25.

Attorneys’ Fees. In the event of any suit or action to enforce or interpret any provision of this Note or otherwise arising out of this Note, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

26.

Governing Law; Jurisdiction; Venue.  This Note, and all matters arising directly and indirectly herefrom (the “Covered Matters”), shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between parties in Delaware. The Company irrevocably submits to the personal jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Company in connection with any such suit, action or proceeding may be served on the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

27.

Entire Agreement; Integration Clause. This Note sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Note supersedes and nullifies all other agreements made between the parties hereto.

28.

Counterparts. This Note may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

HEATWURX, INC., a Delaware corporation By: /s/ David Dworsky Name: David Dworsky Its: CEO

SCHEDULE A

[LOAN ADVANCES AND PAYMENTS OF PRINCIPAL]

		Amount of
	Amount of Term	Principal Paid or	Unpaid Principal	Notation Made
Date	Loan Advance	Prepaid	Balance	By
2/5/15	$40,000	0	$40,000	Heather Kearns